SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 14, 2002

GENERAL MAGIC, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-25374 (Commission File Number)	77-0250147 (IRS Employer Identification No.)

420 North Mary Avenue Sunnyvale, California (Address of Principal Executive Offices)	94085 (Zip Code)

Registrant’s telephone number, including area code: (408) 774-4000

Item 9. Regulation FD Disclosure
SIGNATURES
EXHIBIT INDEX
EXHIBIT 99.1
EXHIBIT 99.2

Item 9. Regulation FD Disclosure

     On August 14, 2002, General Magic, Inc. (the “Company”) filed with the Securities and Exchange Commission (the “Commission”) its Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2002. Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the Form 10-Q was accompanied by a certification of Kathleen M. Layton, President and Chief Executive Officer of the Company, and David H. Russian, Chief Financial Officer of the Company, copies of which are furnished pursuant to this Item 9 as Exhibit 99.1 and Exhibit 99.2, respectively.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL MAGIC, INC.

Dated: August 14, 2002	By:	/s/ Mary E. Doyle

Mary E. Doyle Senior Vice President—Business Affairs, General Counsel and Secretary

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EXHIBIT INDEX

Exhibit No.	Description

99.1	Certification by the President and Chief Executive Officer of the Company pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.
99.2	Certification by the Chief Financial Officer of the Company pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

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